                     FRANCHISE TERMINATION AGREEMENT AND RELEASE


         This Franchise Termination Agreement and Release ("Agreement") is made and entered into as of March 27, 1996 by and among Monterey Pasta Company, a California corporation ("MPC"), Upscale Food Outlets, Inc., a California corporation ("UFO") and wholly-owned subsidiary of MPC, Monterey Pasta Development Company, a California corporation and wholly-owned subsidiary of MPC ("MPDC"), California Pasta Company, a Delaware corporation ("CPC") and James G. Schlicher, as operator of Monterey Pasta restaurants under a license from MPDC.


                                       RECITALS

    A. UFO and MPDC have each entered into certain agreements with CPC in connection with the franchise of Monterey Pasta restaurants, including three Franchise Agreements each dated as of July 26, 1995 between MPDC and CPC, as amended, for the Sacramento-Arden Fair, Sacramento-Downtown Plaza and Fresno-Fashion Fair sites, the letter agreement dated July 26, 1995 between MPDC and CPC, the Asset Purchase Agreement dated July 26, 1995 between UFO and CPC, the Non-Disclosure and Non-Competition Agreement dated as of July 26, 1995 between Schlicher as operator of Monterey Pasta restaurants and CPC and the Confidentiality Statement dated as of July 26, 1995 between MPDC and CPC (collectively, the "Franchise Documents").

    B. MPC and James G. Schlicher ("Schlicher") have also entered into the Nonstatutory Stock Option Agreement, as amended, dated as of November 15, 1995 (the "Stock Option Agreement").

    C. MPC has decided to discontinue the franchise segment of its business, and accordingly, MPC, MPDC, CPC and Schlicher desire to terminate the franchise relationship as set forth in the Franchise Documents under the terms and conditions set forth in this Agreement.


                                      AGREEMENT

         In consideration of the mutual promises and covenants contained herein, the receipt, adequacy and sufficiency of which are hereby acknowledged, MPC, UFO, MPDC and CPC hereby agree as follows:

    1. TERMINATION. MPC, MPDC, CPC and Schlicher hereby terminate their respective rights and obligations under the Franchise Documents.

    2. RIGHTS AND OBLIGATIONS UPON TERMINATION. Following termination of the Franchise Documents, the parties agree that:

         a. CONTINUING LIABILITIES. CPC shall remain fully liable for any and all obligations incurred under the Franchise Documents prior to the date hereof.

         b. MARKS. CPC and Schlicher will (i) not at any time in any manner identify itself or any business as a current or former Monterey Pasta Restaurant (as defined in the Franchise Agreements), or as a franchisee or licensee of or as otherwise associated with MPC or MPDC, or use any Mark (as defined in the Franchise Agreements), any imitation thereof or other indicia of Monterey Pasta in any manner or for any purpose, or utilize for any purpose any trade name, trade or service mark or other commercial symbol that suggests or indicates a connection or association with MPC or MPDC, including but not limited to the complete and immediate cessation of the sale of Proprietary Products (as defined in the Franchise Agreements); notwithstanding the foregoing, CPC and Schlicher may make disclosures of its relationship with MPC or MPDC to the extent required by law, provided that, CPC and Schlicher restrict such disclosures to the extent possible in such circumstances; (ii) remove all signs, signfaces, and return to MPC or destroy all marketing materials and other materials containing any Mark or otherwise identifying or relating to Monterey Pasta; (iii) remove all materials under the Trade Dress (as defined in the Franchise Agreements);
(iv) take such action as may be required to cancel all fictitious or assumed name or equivalent registrations relating to its use of any Mark;
(v) discontinue use of any and all telephone numbers used in connection with the Restaurant (as defined in the Franchise Agreements) or Monterey Pasta and take any and all steps necessary to transfer ownership of such telephone numbers to MPC or its designee; (vi) comply with all further requirements set forth in the Operating Manual (as defined in the Franchise Agreements); and (vi) furnish to MPC, within sixty (60) to ninety (90) days after the date hereof, evidence satisfactory to MPC of CPC's and Schlicher's compliance with the obligations in this Section 2b.

         c. MODIFICATION OF RESTAURANT DESIGN AND DECOR. CPC and Schlicher shall use their best efforts to modify the design, decor and color scheme of any restaurant location lawfully retained by CPC, in a manner acceptable to MPC, so that the design and decor no longer suggests or indicates a connection with Monterey Pasta within ninety (90) days after the date hereof.

         d. TRADE SECRETS; TRADE DRESS. CPC and Schlicher shall immediately cease to use the System (as defined in the Franchise Agreements), any Trade Secret (as defined in the Franchise Agreements) or item of Trade Dress (as defined in the Franchise Agreements) and return to MPC all copies of the Operating Manual and any other confidential materials which have been loaned to CPC or Schlicher by MPC, UFO or MPDC.

    3. RELEASE. CPC and Schlicher hereby release and forever relinquish, waive, forfeit and disclaim any and all rights, claims, defenses, demands, damages, causes of action or demands, whether asserted or unasserted, whether known or unknown, whether absolute or contingent, whether disclosed or undisclosed, and whether based on contract, tort, statutory, or any other legal or equitable theory of recovery, against MPC, UFO and MPDC, their successors and assigns.

    4. SCOPE OF RELEASE. CPC and Schlicher hereby acknowledge that they are familiar with and understand Section 1542 of the California Civil Code, which provides as follows:

    A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

CPC and Schlicher expressly waive and relinquish any and all rights and benefits which they may have under or which may be conferred upon them by the provisions of Section 1542 of the California Civil Code as well as under any other similar state or federal statute or common law principle.

    5. PAYMENT; CANCELLATION OF PROMISSORY NOTES. In consideration of the foregoing, the parties agree to the following:

         a. Upon receipt by facsimile of this Agreement, duly executed by CPC and Schlicher, MPC shall pay to CPC $15,000 which represents the initial franchise fees paid by CPC to MPDC in connection with the rights granted to CPC under the Franchise Agreement.

         b. MPDC shall cancel that certain Promissory Note dated July 26, 1995 in the principal amount of $30,000 made by CPC in favor of MPDC.

         c. CPC and Schlicher shall return to Lance Mortensen of UFO by April 1, 1996, the Purchased Assets (as defined in the Asset Purchase Agreement) and ensure that the premises are in good, clean working order and condition.

         d. UFO shall cancel that certain Nonrecourse Promissory Note dated July 26, 1995 in the principal amount of $664,770 made by CPC in favor of UFO upon receipt of the keys to the Monterey Pasta Restaurants.

         e. MPDC and UFO shall release the security interests granted to them pursuant to the Franchise Documents to secure CPC's obligations under the notes specified in this Section 5.

    6. STOCK OPTION AGREEMENT. The termination of the parties' respective rights and obligations under the Franchise Documents shall not be construed to cancel the Stock Option Agreement or modify the terms thereof.


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

                               MISCELLANEOUS PROVISIONS

    7. ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof.

    8. AMENDMENT; WAIVER. This Agreement may be amended or modified and the terms hereof may be waived only by a written instrument signed by the party against whom the enforcement of any modification, amendment or waiver is sought. No oral modification or amendment of this Agreement shall be enforceable even if such oral amendment or modification is claimed to be supported by consideration.

    9. GOVERNING LAW. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California without regard to the principles of conflict of laws thereof.

    10. ATTORNEYS' FEES AND COSTS. In the event of any dispute or default with respect to this Agreement, the prevailing party shall be entitled to its reasonable attorneys' fees, costs and expenses.

    11. CONFIDENTIALITY. CPC and Schlicher agree that the terms of this Agreement are confidential and they shall not disclose such terms to any other person or entity.

    12. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, and all of which together shall be deemed one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


                        MONTEREY PASTA COMPANY, a California corporation


                        By: /s/ Norman E. Dean
                           ---------------------------------------------------
                             Norman E. Dean, President and Chief Executive
                             Officer


                        UPSCALE FOOD OUTLETS, INC., a California corporation


                        By:  /s/ Norman E. Dean
                           ---------------------------------------------------
                             Norman E. Dean, President and Chief Executive
                             Officer

                        MONTEREY PASTA DEVELOPMENT COMPANY, a California corporation


                        By: /s/ Norman E. Dean
                           ---------------------------------------------------
                             Norman E. Dean, President and Chief Executive
                             Officer


                        CALIFORNIA PASTA COMPANY, a Delaware corporation


                        By: /s/ James G. Schlicher
                           ---------------------------------------------------

                           --------------------------, -----------------------

                        JAMES G. SCHLICHER

                        /s/ James G. Schlicher
                        ------------------------------------------------------


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